Exhibit 10.22

EXECUTION VERSION

AMENDMENT NO. 4
This Amendment No. 4, dated as of February 21, 2014 (this “Amendment”), to that certain Credit Agreement, dated as of November 30, 2010, as amended by Amendment No. 1, dated as of November 16, 2012, Amendment No. 2, dated as of July 24, 2013 and Amendment No. 3 and Joinder Agreement dated as of August 30, 2013 (and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”), among, inter alios, CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and CITICORP NORTH AMERICA, INC., as Administrative Agent, is entered into by and among Holdings, the Borrower, the Administrative Agent, the Tranche B L/C Issuer, the New Swing Line Lender and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders and certain other parties hereto are parties to the Credit Agreement;
WHEREAS, on September 25, 2013, ClubCorp Holdings, Inc. (“MYCC”) completed an initial public offering, which constituted a Qualifying IPO under the Credit Agreement and as a result of the Qualifying IPO, Holdings, the Borrower and their affiliates are restricted from disclosing material non-public information;
WHEREAS, Section 6.01(a) of the Credit Agreement requires delivery of audited financial statements and other financial reporting within ninety (90) days of the end of each Fiscal Year of the Borrower;
WHEREAS, Section 6.01(b) of the Credit Agreement appears to require delivery of unaudited financial statements and other financial reporting within forty-five (45) days of the end of each Fiscal Quarter of the Borrower, including the fourth Fiscal Quarter (i.e., for Fiscal Year 2013, the tenth (10th) through the fourteenth (14th) Accounting Periods (inclusive)), which fourth Fiscal Quarter coincides with the end of the Fiscal Year;
WHEREAS, Section 6.01(c) of the Credit Agreement requires delivery of forecasts and other financial reporting within sixty (60) days of the end of each Fiscal Year of the Borrower;
WHEREAS, the financial reporting requirements under Section 6.01(b) with respect to the fourth Fiscal Quarter are duplicative of the financial reporting otherwise required under Section 6.01(a);
WHEREAS, the Qualifying IPO has occurred, and the parties wish to therefore modify the financial reporting requirements under (x) Section 6.01(b) with respect to the fourth Fiscal Quarter and (y) Section 6.01(c); and

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WHEREAS, as a result of the foregoing, the parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein, to modify the reporting requirements as provided for herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.    AMENDMENTS TO THE CREDIT AGREEMENT
1.1    The Credit Agreement is hereby amended as follows:
(a)    Section 6.01(b) is hereby amended by adding the following words after the word “Borrower” in the second line: “(other than the Fiscal Quarter coinciding with the end of the Fiscal Year)”.
(b)    Section 6.01(c) is hereby amended by deleting the reference to “sixty (60)” and replacing such reference with a reference to “ninety (90)”.
(c)    Section 6.01 is hereby amended to add the following paragraph after Section 6.01(d):
“Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Holdings and its Restricted Subsidiaries by furnishing the Form 10-K or 10-Q (or the equivalent), as applicable, of Holdings or MYCC filed with the SEC; provided that to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of Deloitte & Touche LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.”
Section 2.    MISCELLANEOUS
2.1    Effect on the Loan Documents. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement (including the schedules and exhibits thereto) and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
2.2    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same

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agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
2.3    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
2.4    Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
2.5    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
2.6    Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

CCA CLUB OPERATIONS HOLDINGS, LLC
By: /s/ Curtis D. McClellan
____________________________________________________________________________________________________________________________________________________________________________________
Name: Curtis D. McClellan
Title: Treasurer

CLUBCORP CLUB OPERATIONS, INC.
By: /s/ Curtis D. McClellan
____________________________________________________________________________________________________________________________________________________________________________________
Name: Curtis D. McClellan
Title: Treasurer

CITICORP NORTH AMERICA, INC., as Administrative Agent
By: /s/ John C. Rowland
____________________________________________________________________________________________________________________________________________________________________________________
Name: John C. Rowland
Title: Vice President

[AMENDMENT NO. 4 TO CREDIT AGREEMENT]

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